INTERNET GROWTH FUND, INC.

ANNUAL REPORT
December 31, 2002

Independent Public Accountant                            American Stock
Tait, Weller & Baker                                     Exchange Symbol:

                                                         FND
11 Hanover Square
New York, NY10005

                               Tel 1-800-278-4353

www.internetgrowthfund.com

[LETTERHEAD OF INTERNET GROWTH FUND, INC.]

                                                                January 23, 2003

Dear Fellow Shareholders:

     We are pleased to submit this Annual Report for the Fund's new fiscal year ending December 31, 2002 and to welcome our shareholders who have made their investment since the Fund's last Report.

     The Fund's fundamental investment objective is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the Fund's investment manager believes will benefit from growth of the internet. Current dividend income is not an investment consideration. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in internet and internet-related activities and, as a non-fundamental investment policy, so long as the word "internet is included in its name, the Fund will under normal market conditions seek to achieve its investment objective by investing 80% of its total assets in companies that directly or indirectly support, utilize, deal or market over, connect through, benefit by, or are otherwise involved in the internet.

                               REVIEW AND OUTLOOK

     Technology companies endured a difficult environment in 2002. Although October and November showed a promising rebound, during December short term profit taking and long term tax loss selling pummeled share prices. After a 9.4% decline in its worst December ever, the Nasdaq Composite Index reported a 32% drop for the year. Companies seeing the largest depreciation in their share prices typically were those reporting earnings disappointments. But, even those other technology companies meeting the market's earnings expectations saw falling share prices due to analyst downgrades or just growing investor pessimism over their future prospects. Revenue gains by themselves, if accompanied by losses, seem no longer sufficient to satisfy the more demanding investor environment.

     The business environment is more challenging as well. Many online retailers are experiencing margin squeezes by having to offer free shipping and similar promotions to keep existing customers and maintain or increase market share. Companies offering online educational programs, which have gained increasing consumer acceptance, face investor scepticism about their longer term prospects due to questions over whether employers will embrace the online accreditation process. Software development companies are seeking to initiate or expand alliances simply to control costs. Finally, some companies must still struggle to put behind them shareholder doubts (and, occasionally, lawsuits) arising from previous, over-optimistic presentations about the company's financial and market position.

     The anticipated rebound for technology companies also has been muted by slowing economic growth. Gross domestic product, which is intended to measure goods and services produced in the United States, rose at a 0.7% annual rate in the fourth quarter, down from the 4% rate for the third quarter. Although currently there is no convincing evidence of a sustained recovery, the economy has been showing signs of improvement. One area is existing home sales, which increased 5.2% in December from the prior month, bringing sales for last year up 5% to a U.S. record of 5.56 million homes. Lower interest rates helped - conventional 30-year mortgages were available at 6.05% in December and have fallen since to below 6%.

     Looking forward, we think the foundation for economic growth is in place. After lowering interest rates 11 times in 2001 to 1.75%, the Federal Reserve Bank maintained a steady level until November 2002 when, reacting to the weakening economy, it lowered the target interest rate to 1.25%, the lowest rate in over 40 years. The manufacturing sector is displaying strength and, should corporate sector spending and hiring increase, consumer confidence would be expected to rise. Although individual credit debt is high and growing, encouraged by low interest rates, consumers are continuing to spend and support the economy. With the potential passage of historic tax cut legislation and the resolution of Middle East tensions, it is anticipated that the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time.

     Notwithstanding the economic, legal and accounting problems, technology doldrums, and internet disillusionment, the Fund changed from a defensive position at September 30, 2002, as conditions were perceived to be changing for the better. Accordingly, in mid-October, the Fund increased its investment in equities and by later in the fourth quarter adopted an aggressive posture using futures. This current posture may change should market conditions be deemed to be deteriorating even should the economy improve.

                   PURCHASE SHARES AT AN ATTRACTIVE DISCOUNT

     The Fund's current net asset value per share is $2.70. With a recent closing on the American Stock Exchange of $2.24 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. An affiliate of the investment manager owns 125,100 shares of the Fund, reflecting management's optimism about the Fund going forward. If you have a question, please call toll-free 1-800-278-4353 and an Investor Service Representative will be happy to assist you, as always, without any obligation on your part. We appreciate your support and look forward to serving your investment needs in the years ahead.

                                   Sincerely,

                                   /s/ Thomas B. Winmill
                                   Thomas B. Winmill
                                    President

INTERNET GROWTH FUND INC.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

SHARES                                                                   MARKET VALUE
------                                                                   ------------
             COMMON STOCKS (98.20%)
             CABLE & OTHER PAY TELEVISION SERVICES (2.74%)
 3,461       Comcast Corp./(2)/ .....................................    $     81,576
10,000       Shaw Communications Inc. ...............................         102,800
                                                                         ------------
                                                                              184,376
                                                                         ------------
             COMPUTER & OFFICE EQUIPMENT (4.71%)
 9,800       Hewlett-Packard Company ................................         170,128
 1,900       International Business Machines Corp ...................         147,250
                                                                         ------------
                                                                              317,378
                                                                         ------------
             COMPUTER COMMUNICATIONS EQUIPMENT (2.59%)
13,300       Cisco Systems, Inc./(2)/ ...............................         174,230
                                                                         ------------

             COMPUTER PROCESSING & Data Preparation (.30%)
70,000       Tucows Inc./(2)/ .......................................          20,300
                                                                         ------------

             COMPUTER STORAGE DEVICES (1.18%)
13,000       EMC Corp./(2)/ .........................................          79,820
                                                                         ------------

             ELECTRONIC COMPUTERS (5.06%)
10,000       Dell Computer Corp./(2)/ ...............................         267,400
23,700       Sun Microsystems, Inc./(2)/ ............................          73,707
                                                                         ------------
                                                                              341,107
                                                                         ------------

             MISCELLANEOUS BUSINESS SERVICES (3.15%)
75,000       Safety Intelligence Systems Corp./(1)//(2)/ ............         212,145
                                                                         ------------

             NATIONAL COMMERCIAL BANKS (4.13%)
 7,900       Citigroup Inc. .........................................         278,001
                                                                         ------------

             PRINTED CIRCUIT BOARDS (2.04%)
38,700       Solectron Corp./(2)/ ...................................         137,385
                                                                         ------------

             RADIO & TV BROADCASTING & COMMUNICATIONS EQUIPMENT (7.64%)
13,100       Motorola, Inc. .........................................         113,315
 8,500       Nokia Oyj ADR ..........................................         131,750
 6,800       NTT DoCoMo, Inc. .......................................         124,100
 4,000       QUALCOMM Inc./(2)/ .....................................         145,560
                                                                         ------------
                                                                              514,725
                                                                         ------------
             RADIOTELEPHONE COMMUNICATIONS (3.68%)
 2,000       Telephone and Data Systems, Inc. .......................          94,040
 8,500       Vodafone Group PLC ADR .................................         154,020
                                                                         ------------
                                                                              248,060
                                                                         ------------

See accompanying notes to financial statements.

                                                      INTERNET GROWTH FUND, INC.

             SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

SHARES                                                                   MARKET VALUE
------                                                                   ------------
             COMMON STOCKS (CONTINUED)
             RETAIL-CATALOG & MAIL-ORDER HOUSE (0.95%)
 3,400       Amazon.com, Inc./(2)/ ..................................    $     64,226
                                                                         ------------

             SECURITY BROKERS, DEALERS & FLOTATION COMPANIES (8.62%)
16,100       Ameritrade Holding Corp./(2)/ ..........................          91,126
56,200       E*TRADE GROUP, INC./(2)/ ...............................         273,132
 5,000       Interactive Data Corp./(2)/ ............................          68,750
13,600       The Charles Schwab Corp. ...............................         147,560
                                                                         ------------
                                                                              580,568
                                                                         ------------
             SEMICONDUCTORS & RELATED DEVICES (8.19%)
 2,600       Analog Devices, Inc./(2)/ ..............................          62,062
 5,700       Broadcom Corp./(2)/ ....................................          85,842
17,600       Intel Corp. ............................................         274,032
18,400       Taiwan Semiconductor Manufacturing Company Ltd./(2)/ ...         129,720
                                                                         ------------
                                                                              551,656
                                                                         ------------
             SERVICES-BUSINESS SERVICES (0.97%)
 1,200       Hotels.com/(2)/ ........................................          65,556
                                                                         ------------

             SERVICES-COMPUTER INTEGRATED SYSTEMS DESIGN(1.25%)
24,400       Digital Fusion, Inc./(2)/ ..............................           9,028
 4,600       Yahoo! Inc./(2)/ .......................................          75,210
                                                                         ------------
                                                                               84,238
                                                                         ------------
             SERVICES-COMPUTER PROCESSING & DATA PREPARATION (4.82%)
 3,800       First Data Corp. .......................................         134,558
 3,500       SunGard Data Systems Inc./(2)/ .........................          82,460
12,600       WebMD Corp./(2)/ .......................................         107,730
                                                                         ------------
                                                                              324,748
                                                                         ------------

             SERVICES-COMPUTER PROGRAMMING, DATA PROCESSING (3.24%)
10,900       AOL Time Warner Inc./(2)/ ..............................         142,790
 2,700       GTECH Holdings Corp./(2)/ ..............................          75,222
                                                                         ------------
                                                                              218,012
                                                                         ------------
             SERVICES-COMPUTER PROGRAMMING SERVICES (4.15%)
 1,000       Infosys Technologies Ltd.ADR ...........................          69,550
26,200       VeriSign, Inc./(2)/ ....................................         210,124
                                                                         ------------
                                                                              279,674
                                                                         ------------
             SERVICES-MISCELLANEOUS BUSINESS SERVICES (0.94%)
 3,700       Reuters Group PLC ADR ..................................          63,640
                                                                         ------------

INTERNET GROWTH FUND, INC

                                 See accompanying notes to financial statements.

             SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

SHARES                                                                        MARKET VALUE
------                                                                        ------------
             COMMON STOCKS (CONTINUED)
             SERVICES-PREPACKAGED SOFTWARE (11.59%)
10,400       Citrix Systems, Inc./(2)/ ...................................    $    128,128
28,100       GraphOn Corp./(2)/ ..........................................           3,653
 1,300       Intuit Inc./(2)/ ............................................          60,996
 3,200       Mercury Interactive Corp./(2)/ ..............................          94,880
 5,400       Microsoft Corp./(2)/ ........................................         279,180
 5,200       Sybase, Inc./(2)/ ...........................................          69,680
 1,800       Symantec Corp./(2)/ .........................................          72,810
 4,600       VERITAS Software Corp./(2)/ .................................          71,852
                                                                              ------------
                                                                                   781,179
                                                                              ------------
             TELEPHONE & TELEGRAPH APPARATUS (3.97%)
24,100       CIENA Corp./(2)/ ............................................         123,874
14,300       Level 3 Communications, Inc./(2)/ ...........................          70,070
 3,700       UTStarcom, Inc./(2)/ ........................................          73,371
                                                                              ------------
                                                                                   267,315
                                                                              ------------
             TELEPHONE COMMUNICATIONS (8.22%)
 2,140       AT&T Corp. ..................................................          55,875
 4,100       IDT Corp./(2)/ ..............................................          70,889
 7,100       Nippon Telegraph and Telephone Corp. ADR ....................         125,386
 5,700       SBC Communications, Inc. ....................................         154,527
 3,800       Verizon Communications Inc. .................................         147,250
                                                                              ------------
                                                                                   553,927
                                                                              ------------
             TELEVISION BROADCASTING STATIONS (2.78%)
 8,200       USA Interactive/(2)/ ........................................         187,452
                                                                              ------------

             TRANSPORTATION SERVICES (1.29%)
 1,300       Expedia, Inc./(2)/ ..........................................          87,009
                                                                              ------------

                   Total Common Stocks (cost: $6,443,402) ................       6,616,727
                                                                              ------------

PAR VALUE    SHORT TERM INVESTMENTS (1.80%)
---------
$ 121,535    Repurchase Agreement with State Street Bank & Trust,
             0.25%, due 1/02/03 (collateralized by U.S. Treasury Bonds) ..         121,535
                                                                              ------------

                   Total Short Term Investments (cost: $121,535) .........         121,535
                                                                              ------------

                         Total Investments (cost:$6,564,937) .............    $  6,738,262
                                                                              ============
             /(1)/ Security is not publicly traded.
             /(2)/ Non-income producing security.

CONTRACTS    LONG FUTURES POSITION
---------
       27    S&P 500 Futures, March 2003

See accompanying notes to financial statements.

                                                      INTERNET GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
  Investments at market value
   (cost: $6,564,937) (Note 2) ...............  $   6,738,262
  Interest and dividend receivable ...........          8,368
  Variation margin receivable ................          9,450
                                                -------------
  Total assets ...............................      6,756,080
                                                -------------

LIABILITIES:
  Accrued expenses ...........................         18,003
  Accrued management fees (Note 4) ...........          6,761
                                                -------------
       Total liabilities .....................         24,764
                                                -------------

NET ASSETS: (applicable to 2,602,847
  shares outstanding: 500,000,000
  shares of $.01 par value authorized) .......  $   6,731,316
                                                =============

NET ASSET VALUE PER SHARE
  ($6,731,316 / 2,602,847 shares
   outstanding) ..............................  $        2.59
                                                =============

At December 31, 2002, net assets consisted of:
  Paid-in capital ............................  $  23,825,326
  Net unrealized depreciation
   on investments and futures ................       (175,352)
  Accumulated net realized loss
   on investments ............................    (16,918,658)
                                                -------------
                                                $   6,731,316
                                                =============

STATEMENT OF OPERATIONS
Nine Months Ended December 31, 2002 and
Year Ended March 31, 2002
                                      Nine Months      Year
                                        Ended          Ended
                                       12/31/02       3/31/02
                                     -------------  ------------
INVESTMENT INCOME:
  Interest ........................  $      36,931  $     67,131
  Dividends .......................         11,659         3,274
                                     -------------  ------------
     Total investment income ......         48,590        70,405
                                     -------------  ------------

EXPENSES:
  Investment management (Note 4) ..         52,778        92,218
  Professional (Note 4) ...........         38,793        36,135
  Transfer agent ..................         26,693        54,020
  Directors .......................         13,936        25,040
  Administration ..................         13,052        35,040
  Registration (Note 4) ...........          6,280         5,165
  Printing ........................          4,041        14,310
  Custodian .......................          2,506         8,290
  Other ...........................          5,030        22,120
                                     -------------  ------------
     Total expenses ...............        163,109       292,338
                                     -------------  ------------
        Net investment loss .......       (114,519)     (221,933)
                                     -------------  ------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
Net realized loss on investments ..     (4,280,645)   (1,452,103)
Unrealized appreciation on
 investments and futures
 during the period ................      2,623,576     1,023,187
                                     -------------  ------------
Net realized and unrealized
 loss on investments ..............     (1,657,069)     (428,916)
                                     -------------  ------------
Net decrease in net assets
 resulting from operations ........  $  (1,771,588) $   (650,849)
                                     =============  ============

INTERNET GROWTH FUND, INC.

                                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Nine Months Ended December 31, 2002 and Years Ended March 31, 2002 and 2001

                                                                       NINE MONTHS             YEAR             YEAR
                                                                          ENDED               ENDED             ENDED
                                                                         12/31/02             3/31/02          3/31/01
                                                                       ------------        ------------     --------------
OPERATIONS:
  Net investment loss ...............................................  $   (114,519)       $   (221,933)    $     (237,600)
  Net realized gain (loss) on:
    Long transactions ...............................................    (4,465,721)         (1,624,953)       (16,364,886)
    Short transactions ..............................................             -                   -             17,351
    Options contracts expired or closed .............................       185,076             172,850            371,520
  Change in unrealized appreciation on investments and options ......     2,623,576           1,023,187        (11,271,849)
                                                                       ------------        ------------     --------------
  Net decrease in net assets resulting from operations ..............    (1,771,588)           (650,849)       (27,485,464)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gains ($0.26 and $0.50 per share, respectively) ......             -            (663,137)        (1,320,293)
                                                                       ------------        ------------     --------------

CAPITAL SHARE TRANSACTIONS:
  Increase in net assets resulting from reinvestment of distribution
   (23,964 shares) ..................................................             -              81,842                  -
  Cost of treasury shares repurchased (61,700 shares) ...............             -                   -           (563,983)
                                                                       ------------        ------------     --------------
     Total change in net assets .....................................    (1,771,588)         (1,232,144)       (29,369,740)

NET ASSETS:
  Beginning of period ...............................................     8,502,904           9,735,048         39,104,788
                                                                       ------------        ------------     --------------
  End of period .....................................................  $  6,731,316        $  8,502,904     $    9,735,048
                                                                       ============        ============     ==============

See accompanying notes to financial statements.

                                                      INTERNET GROWTH FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

(1) Internet Growth Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 24, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 29, 1999. On December 11, 2002, the Board of Directors of the Fund approved a change in the fiscal year end to December 31. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities and, so long as the word "internet" is included in its name, the Fund will under normal market conditions seek to achieve its investment objective by investing 80% of its total assets in companies that directly or indirectly support, utilize, deal or market over, connect through, benefit by, or are otherwise involved in the Internet.

(2) The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts.

(3) It is the Fund's current intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required. At December 31, 2002, the Fund had a capital loss carryforward of approximately $17,267,300 of which $10,509,500 expires in 2009 and $6,757,800 expires in 2010. On July 24, 2001, a distribution of $.257 per share was declared. The dividend was paid on August 9, 2001, to shareholders of record on July 26, 2001. The tax character of distributions paid in the year ended March 31, 2002 and 2001 was $663,137 and $1,320,293, respectively, of distributions paid from ordinary income.

INTERNET GROWTH FUND, INC.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

       Capital loss carryforward                       $ (17,267,336)
       Unrealized depreciation                              (175,352)
                                                       -------------
                                                       $ (17,442,688)
                                                       =============

(4) Effective July 12, 2002, the Fund retained CEF Advisers, Inc. as its Investment Manager. Previously, LCM Capital Management, Inc. ("LCM") was the manager. Under the terms of the Investment Management Agreement, the Fund pays the Investment Manager a fee for its services at the annual rate of 1.00% of the Fund's average daily net assets. The fee is accrued each calendar day and the sum of the daily fee accruals is paid monthly. The daily fee accrual is computed by multiplying 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as of the close of business on the previous day. LCM's fee was substantially similar. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $14,171 for providing certain administrative and accounting services beginning on July 12, 2002 at cost during the nine months ended December 31, 2002.

(5) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of investment securities (excluding short-term investments, options and short positions) aggregated $10,944,285 and $9,217,488, respectively, for the nine months ended December 31, 2002. At December 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

       Appreciation                                          $  613,726
       Depreciation                                            (440,401)
                                                             ----------
        Net appreciation on investments                      $  173,325
                                                             ==========

At December 31, 2002, the cost of investments for federal income tax purposes was $6,564,937.

(6) The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Asmall investment in certain futures could have a potentially large impact on a Fund's performance. At December 31, 2002, the Fund has an open long position of 27 March 2003 S&P500 futures contracts with an unrealized loss of $348,678.

                                                      INTERNET GROWTH FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                               NINE MONTHS         YEAR       YEAR            PERIOD
                                                  ENDED            ENDED      ENDED            ENDED
                                                12/31/02          3/31/02    3/31/01         3/31/00(a)
                                               -----------        -------    -------        ------------
PER SHARE DATA
Net asset value at beginning of period ......  $      3.27        $  3.77    $ 14.81        $       9.35
                                               -----------        -------    -------        ------------
Income from investment operations:
   Net investment income (loss) .............        (0.04)         (0.08)     (0.09)              (0.05)
   Net realized and unrealized gain (loss) on
    investments .............................        (0.64)         (0.16)    (10.45)(d)            5.51
                                               -----------        -------    -------        ------------
   Total from investment operations .........        (0.68)         (0.24)    (10.54)               5.46
                                               -----------        -------    -------        ------------
    Less distributions:
   Distributions to shareholders ............            -          (0.26)     (0.50)                  -
                                               -----------        -------    -------        ------------
Net asset value at end of period ............  $      2.59        $  3.27    $  3.77        $      14.81
                                               -----------        -------    -------        ------------
TOTAL RETURN ON NET ASSET VALUE BASIS(b) ....       (20.80)%(b)     (6.65)%   (73.46)%             58.40%(b)
                                               ===========        =======    =======        ============
TOTAL RETURN ON MARKET VALUE BASIS(b) .......       (31.00)%(b)     (2.06)%   (71.89)%             24.38%(b)
                                               ===========        =======    =======        ============
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)..  $     6,731        $ 8,503    $ 9,735        $     39,105
                                               ===========        =======    =======        ============
Ratio of expenses to average net assets .....         4.70%(c)       3.17%      2.19%               1.78%(c)
                                               ===========        =======    =======        ============
Ratio of net investment income (loss) to
 average net assets .........................        (3.30)%(c)     (2.41)%    (0.93)%             (0.94)%(c)
                                               ===========        =======    =======        ============
Portfolio turnover rate .....................       267.87%         89.31%    550.56%             168.62%
                                               ===========        =======    =======        ============

(a) From commencement of operations on October 29, 1999. (b) Not annualized. (c) Annualized. (d) Includes $0.06 of gains resulting from the buy back of treasury shares at a discount to net asset value.

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Internet Growth Fund, Inc.:

We have audited the accompanying of assets and liabilities of the Internet Growth Fund, Inc. (the "Fund"), including the schedule of investments as of December 31, 2002, and the related statement of operations, statement of changes in net assets and the financial highlights for the nine months ended December 31, 2002 and the year ended March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2001 and financial highlights for the year ended March 31, 2001 and the period ended March 31, 2000 were audited by other auditors whose report dated May 14, 2001 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Internet Growth Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

                                              TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 17, 2003

                           INTERNET GROWTH FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

                                 PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                                      INTERNET GROWTH FUND, INC.

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                             DIRECTORS AND OFFICERS

DIRECTORS                            OFFICERS

THOMAS B. WINMILL, Esq.              THOMAS B. WINMILL, Esq.
Chairman                             President

GEORGE B. LANGA/1/                   MARION E. MORRIS
                                     Senior Vice President
DAVID R. STACK/1/

PETER K. WERNER/1/                   WILLIAM G. VOHRER
                                     Treasurer

                                     MONICA PELAEZ, Esq.
/1/Member, Audit Committee           Vice President, Secretary

                                     HEIDI KEATING
                                     Vice President


INVESTMENT MANAGER                   CUSTODIAN
CEF Advisers, Inc.                   State Street Bank & Trust Co.
11 Hanover Square                    801 Pennsylvania Avenue
New York, NY 10005                   Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS              STOCK TRANSFER AGENT AND REGISTRAR
Tait, Weller & Baker                 American Stock Transfer & Trust Co.
1818 Market St., Suite 2400          59 Maiden Lane
Philadelphia, PA 19103               New York, NY 10038

INTERNET GROWTH FUND, INC.

INTERNET GROWTH FUND, INC.
11 Hanover Square
New York, NY 10005

Printed on recycled paper [RECYCLED SYMBOL]

FND-AR-12/02